UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 8, 2015

SMARTFINANCIAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	333-203449	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee	37919
(Address of Principal Executive Offices)	(Zip Code)

(865) 437-5700
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

5.02(e)

On December 8, 2015, SmartFinancial, Inc. (f/k/a Cornerstone Bancshares, Inc.) (the “Company”) executed amendments to the following executive officers’ employment agreements: John H. Coxwell, Sr., James R. Vercoe, Jr., and Gary W. Petty, Jr. (the “Officers”). The Company has amended said employment agreements to reflect the Officers’ new titles and to make certain other ministerial and administrative changes due to the merger between the Company and SmartFinancial, Inc. effected August 31, 2015. All other material terms of the employment agreements remain the same. The effective dates of the amendments are September 1, 2015. Below is a table of the Officers pre and post-merger positions at the Company and its wholly-owned subsidiary, Cornerstone Community Bank. The appointment of Mr. Coxwell as the Chief Operating Officer of the Company was discussed in the Current Report on Form 8-K filed on September 2, 2015.

Officer	Pre-Merger Role	Post-Merger Role

John H. Coxwell, Sr.	Senior Executive Officer, Cornerstone Bancshares and Cornerstone Community Bank	Executive Vice President and Chief Operating Officer, SmartFinancial and Cornerstone Community Bank

Gary W. Petty, Jr.	Executive Vice President and Chief Financial Officer, Cornerstone Bancshares Executive Vice President and Chief Operating Officer, Cornerstone Community Bank	Executive Vice President and Chief Risk Officer, SmartFinancial and Cornerstone Community Bank

James R. Vercoe, Je.	Executive Vice President and Chief Credit Officer, Cornerstone Community Bank	Executive Vice President and Relationship Team Manager, Cornerstone Community Bank

A copy of each of the amendments is attached hereto as an Exhibit and is incorporated herein by reference. The foregoing descriptions of the respective employment agreements with John Coxwell, Gary Petty and James Vercoe do not purport to be complete and are qualified in their entirety by reference to the full text of such amendments, which are attached respectively as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	First Amendment to Employment Agreement by and between James R. Vercoe, Jr. and Cornerstone Community Bank dated December 8, 2015.
10.2	First Amendment to Employment Agreement by and between Gary W. Petty, Jr., SmartFinancial, Inc. and Cornerstone Community Bank dated December 8, 2015.
10.3	First Amendment to Employment Agreement by and between John H. Coxwell, Sr., SmartFinancial, Inc. and Cornerstone Community Bank dated December 8, 2015.
10.4	Employment Agreement by and between John H. Coxwell, Sr., Cornerstone Bancshares, Inc. and Cornerstone Community Bank dated December 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.

Date: December 8, 2015
/s/ William Y. Carroll, Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Employment Agreement by and between James R. Vercoe, Jr. and Cornerstone Community Bank dated December 8, 2015.
10.2	First Amendment to Employment Agreement by and between Gary W. Petty, Jr., SmartFinancial, Inc. and Cornerstone Community Bank dated December 8, 2015.
10.3	First Amendment to Employment Agreement by and between John H. Coxwell, Sr., SmartFinancial, Inc. and Cornerstone Community Bank dated December 8, 2015.
10.4	Employment Agreement by and between John H. Coxwell, Sr., Cornerstone Bancshares, Inc. and Cornerstone Community Bank dated December 5, 2014.